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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08612

MARTIN CURRIE BUSINESS TRUST

(Exact name of registrant as specified in charter)

Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EH1 2ES

(Address of Principal Executive Office)

Lorraine McFarlane

c/o Martin Currie, Inc.

Saltire Court

20 Castle Terrace

Edinburgh

Scotland EH1 2ES

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 011-44-131-479-4660

Date of fiscal year end: April 30

Date of reporting period:  May 1, 2005 to April 30, 2006

Explanatory Note:  The registrant, an open-end investment company registered pursuant to Section 8(b) of the Investment Company Act of 1940 (the “Act”), has not filed a registration statement that has gone effective under the Securities Act of 1933 (the “1933 Act”) because beneficial interests in the registrant are issued and sold solely in private transactions that do not involve any public offering within the meaning of Section 4(2) of the 1933 Act.  Accordingly, this report is not filed under Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

MARTIN CURRIE BUSINESS TRUST

MCBT Opportunistic EAFE Fund

MCBT Global Emerging Markets Fund

MCBT Japan Mid Cap Fund

MCBT Pan European Mid Cap Fund

ANNUAL REPORT
APRIL 30, 2006

MARTIN CURRIE BUSINESS TRUST

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AT APRIL 30, 2006

OBJECTIVE	Capital appreciation through investment in an international portfolio of primarily equity and equity-related securities other than securities of issuers located in the USA and Canada.

LAUNCH DATE	July 1, 1994

FUND SIZE	$25.3m

PERFORMANCE	Total return from May 1, 2005 through April 30, 2006

	• MCBT Opportunistic EAFE Fund	+48.2%

	• Morgan Stanley Capital International (MSCI) EAFE Index	+34.2%

Annualized total return from May 1, 2001 through April 30, 2006

	• MCBT Opportunistic EAFE Fund	+9.6%

	• Morgan Stanley Capital International (MSCI) EAFE Index	+9.6%

Annualized total return from May 1, 1996 through April 30, 2006

	• MCBT Opportunistic EAFE Fund (excluding all transaction fees)	+7.6%

	• MCBT Opportunistic EAFE Fund (including all transaction fees)	+7.4%

	• Morgan Stanley Capital International (MSCI) EAFE Index	+7.0%

Annualized total return from July 1, 1994 through April 30, 2006

	• MCBT Opportunistic EAFE Fund (excluding all transaction fees)	+7.6%

	• MCBT Opportunistic EAFE Fund (including all transaction fees)	+7.5%

	• Morgan Stanley Capital International (MSCI) EAFE Index(a)	+7.3%

The graph below (in 000s) represents the annualized total return of the portfolio from May 1, 1996 through April 30, 2006 including all transaction fees, if any, versus the Morgan Stanley Capital International (MSCI) EAFE Index from May 1, 1996 to April 30, 2006.

(a)  Performance for the benchmark is not available from July 1, 1994 (commencement of investment operations). For that reason, performance for the benchmark is shown from July 31, 1994.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the period shown. Each performance figure, including all transaction fees, assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering and redemption price which prior to June 28, 2000, reflects a transaction fee of 75 basis points on purchase and 75 basis points on redemption. Transaction fees were paid to the Fund to cover trading costs. Transaction fees were eliminated effective June 28, 2000. Past performance is not indicative of future performance. Performance shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AT APRIL 30, 2006

PORTFOLIO COMMENTS	Over the twelve months to April 30, 2006, the MCBT Opportunistic EAFE Fund significantly outperformed its benchmark index, returning 48.23% versus a return of 34.20% from the index.

The portfolio's securities performance partly reflected differences between the Fund's asset allocation and that of the index, with positive contributions coming from running an overweight position in Japan and particularly from the overweighting of emerging markets. However, it was stock selection which provided the main driver to returns. We shortened the list of holdings this year, producing a more concentrated portfolio of fewer than 60 stocks. We have used risk profiling to keep our projections of market risk at a very low level and - while remaining within our tracking error targets - we have emphasized stock-specific risk. Risk profiling has also been used to ensure that we kept the volatility of the overall portfolio close to market levels. The key holdings delivering the Fund's outperformance belonged to the financials, industrials, materials and energy sectors.

OUTLOOK

We have identified a probability that global earnings momentum will slow over the next year. But within that assessment, we believe earnings momentum remains at its strongest in the developing markets and Japan. Commodity sensitive sectors are continuing to deliver the highest level of upgrades, although financials and industrials also have the potential to produce positive earnings surprises.

At a stock level we continue to focus on companies offering quality, value, growth and positive change. At present, we are finding that many of the companies that possess these attributes do so as a result of rising capital expenditure in the oil service, materials and power generation sectors. Examples include companies such as Vallourec, ABB and Petroleum Geo-Services. In financials, we continue to favor companies enjoying premium growth and we therefore have positions in KBC and in HSBC. We also like those financial stocks where reform is leading to renewed growth opportunities, such as Capitalia, National Bank of Greece and Sumitomo Mitsui Financial Group. Over the last twelve months, we have avoided consumer staples (where we see little in the way of either growth or value) and telecoms (where value is very evident but where revenue growth appears to be hard to come by). However, in the case of telecoms, the sector has been significantly devalued from its peak in 2000 and may present us with an opportunity in the year ahead.

INVESTMENT MANAGER PROFILE	James Fairweather, a member of the team that has primary responsibility for the day-to-day management of the Fund, spent three years with Montague Loebl Stanley & Co. as an institutional sales and economics assistant. He moved into Eurobond sales for 18 months with Kleinwort Benson before joining Martin Currie in 1984. He has worked in our Far East, North American and continental European investment teams. Appointed a director in 1987, James became head of our continental European team in 1992. He was appointed deputy chief investment officer in 1994 with overall responsibility for our investments in emerging markets. James was promoted to chief investment officer in 1997.

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AT APRIL 30, 2006

ASSET ALLOCATION
(% of net assets)

TOP TEN HOLDINGS
BY REGION/COUNTRY

		% of net assets
Europe
BP	(United Kingdom)	3.3%
UBS	(United Kingdom)	2.8
GlaxoSmithKline	(United Kingdom)	2.8
HSBC Holdings	(United Kingdom)	2.6
UniCredito Italiano	(Italy)	2.3
Vallourec	(France)	2.1
Royal Bank of Scotland Group	(United Kingdom)	2.1
RWE	(Germany)	2.0
Pacific Basin
Oxiana Limited	(Australia)	2.2
Latin America
Petroleo Brasileiro	(Brazil)	2.1

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AT APRIL 30, 2006

OBJECTIVE	Capital appreciation through investment primarily in equity and equity-related securities of issuers located in countries with emerging markets and developing economies.

LAUNCH DATE	February 14, 1997

FUND SIZE	$491.2m

PERFORMANCE	Total return from May 1, 2005 through April 30, 2006

	• MCBT Global Emerging Markets Fund	+77.1%

	• Morgan Stanley Capital International (MSCI) Emerging Markets Free Index	+62.9%

Annualized total return from May 1, 2001 through Apri1 30, 2006

	• MCBT Global Emerging Markets Fund	+24.4%

	• Morgan Stanley Capital International (MSCI) Emerging Markets Free Index	+24.1%

Annualized total return from February 14, 1997 through April 30, 2006

	• MCBT Global Emerging Markets Fund (excluding all transaction fees)	+8.6%

	• MCBT Global Emerging Markets Fund (including all transaction fees)	+8.4%

	• Morgan Stanley Capital International (MSCI) Emerging Markets Free Index(a)	+7.8%

The graph below (in 000s) represents the annualized total return of the portfolio from February 14, 1997 through April 30, 2006 including all transaction fees, if any, versus the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index from February 28, 1997 to April 30, 2006.

(a)  Performance for the benchmark is not available from February 14, 1997 (commencement of investment operations). For that reason, performance for the benchmark is shown from February 28, 1997.

Performance shown is net of all fees. Returns and net asset values of Fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each performance figure, including all transaction fees, assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering and redemption price which prior to October 1, 1998, reflects a transaction fee of 100 basis points on purchase and 100 basis points on redemption. Transaction fees were paid to the Fund to cover trading costs. Transaction fees were eliminated effective October 1, 1998. Past performance is not indicative of future performance. Performance shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AT APRIL 30, 2006

PORTFOLIO COMMENTS	It was a successful year, not only for emerging markets (which outperformed global indices for the fifth consecutive year) but also for our Fund. Across all the emerging market regions, our holdings outperformed the relevant local portion of the MSCI Emerging Markets Index - in Latin America and in Asia, in Europe and in Africa(1). Over the year, the Fund returned 77.13%, while the MSCI Emerging Markets Index returned 62.89%.

This outperformance was almost entirely due to our stock selection. Although we are stock pickers rather than thematic investors, our Brazilian holdings can generally be characterised as being beneficiaries of: the recovery of domestic consumption, government spending on infrastructure or the re-emergence of the credit cycle. And it was the portfolio's Brazilian holdings which were among the Fund's strongest performers this year. They included: Cosan, a major producer of sugar and ethanol; Localiza, a leading car rental company; Lojas Renner, a chain of department stores with its own credit card business; TAM, a local airline; and two banking stocks - Bradesco and Unibanco. Oil giant Petrobras, which is one of our long-term core holdings, also did very well.

However, our portfolio of emerging Europe stocks also generated superior performance. Highlights included Polimex, the Polish civil construction and infrastructure stock, and the banking stocks WBK (Poland), Vakifbak and Isbank (both Turkey). Meanwhile, Russian energy and resources stocks continued their great run, with stellar performances from Gazprom (which now controls one quarter of the world's known gas reserves), from Lukoil and from Norilsk Nickel.

In Asia, Taiwan's High Tech Computer continued its fantastic run, while India's Bharat Heavy Electrical, and Korea's Hana Tour, Woori Finance and Hynix Semiconductor also made key contributions.

(1) Local indices are: MSCI EM Latin America, MSCI EM Asia and MSCI EM Europe & Middle East.

OUTLOOK

We remain very positive about the mid to long-term outlook for emerging markets, equities and economies, based on attractive valuations, strengthening balance sheets and superior growth rates. But we are very aware of risk of increased volatility due to the uncertain outlook for the growth in the US, for commodity prices and inflation and interest rates. The portfolio is positioned accordingly.

INVESTMENT MANAGER PROFILE	Dariusz Sliwinski is a director of Martin Currie Investment Management and speaks Polish, Russian, English and Italian. Dariusz initially received a masters degree in electronic engineering before working in a number of different industries in post-Communist Poland. Afrer gaining an MBA from SDA Bocconi in Milan, Dariusz became an investment manager in 1994. He initially worked with Bank Gospodarczy Investment Fund, moving to Consortium Raiffeisen Atikins in 1995 to become a senior investment manager.

Dariusz joined Martin Currie's emerging markets team in 1997. He was initially responsible for managing emerging European mandates, and assumed responsibility for our EMEA portfolios in 2001. In December 2002, he was appointed manager of two flagship funds - MCBT Global Emerging Markets and an emerging markets open-end fund offered to non-US investors.

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AT APRIL 30, 2006

ASSET ALLOCATION
(% of net assets)

TOP TEN HOLDINGS
BY REGION/COUNTRY

		% of net assets
Pacific Basin
Samsung Electronics	(South Korea)	3.9%
Hana Tour Service	(South Korea)	2.9
High Tech Computer	(Taiwan)	2.5
Taiwan Semiconductor Manufacturing	(Taiwan)	2.5
China Mobile (Hong Kong)	(Hong Kong)	2.2
Woori Finance Holdings	(South Korea)	1.9
Latin America
Petroleo Brasileiro, ADR	(Brazil)	2.5
Europe
LUKOIL, ADR	(Russia)	2.1
Africa
Gold Fields	(South Africa)	2.0
FirstRand	(South Africa)	1.9

MCBT JAPAN MID CAP FUND

PROFILE AT APRIL 30, 2006

OBJECTIVE	Capital appreciation through investment primarily in equity and equity-related securities of midsized companies located in Japan.

LAUNCH DATE	August 15, 1994

FUND SIZE	$95.0m

PERFORMANCE	Total return from May 1, 2005 through April 30, 2006

	• MCBT Japan Mid Cap Fund	+47.0%

	• Morgan Stanley Capital International (MSCI) Japan Index	+45.1%

Annualized total return from May 1, 2001 through April 30, 2006

	• MCBT Japan Mid Cap Fund	+16.5%

	• Morgan Stanley Capital International (MSCI) Japan Index	+7.2%

Annualized total return from May 1, 1996 through April 30, 2006

	• MCBT Japan Mid Cap Fund (excluding all transaction fees)	+9.2%

	• MCBT Japan Mid Cap Fund (including all transaction fees)	+9.1%

	• Morgan Stanley Capital International (MSCI) Japan Index	+0.3%

Annualized total return from August 15, 1994 through April 30, 2006

	• MCBT Japan Mid Cap Fund (excluding all transaction fees)	+8.6%

	• MCBT Japan Mid Cap Fund (including all transaction fees)	+8.5%

	• Morgan Stanley Capital International (MSCI) Japan Index(a)	+.6%

The graph below (in 000s) represents the annualized total return of the portfolio from May 1, 1996 through April 30, 2006 including all transaction fees, if any, versus the Morgan Stanley Capital International (MSCI) Japan Index from May 1, 1996 to April 30, 2006.

(a)  Performance for the benchmark is not available from August 15, 1994 (commencement of investment operations). For that reason, performance for the benchmarks is shown from August 31, 1994.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the period shown. Each performance figure, including all transaction fees, assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering and redemption price which prior to October 1, 1998, reflects a transaction fee of 100 basis points on purchase and 100 basis points on redemption. Transaction fees were paid to the Fund to cover trading costs. Transaction fees were eliminated effective October 1, 1998. Past performance is not indicative of future performance. Performance shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MCBT JAPAN MID CAP FUND

PROFILE AT APRIL 30, 2006

PORTFOLIO COMMENTS	The Fund had another good year. Over the 12 months ended April 30, 2006, it returned 46.96% in dollar terms. By way of comparison, the MSCI Japan Index returned 45.13%.

The Japanese economy continued to exhibit moderate growth. Private capital expenditure has been strong, as it has been for the last three years. And positive wage growth is underpinning consumption. The key economic event of recent months was the Bank of Japan's announcement on monetary policy. Interest rates will remain at zero, but "quantitative easing" is to end, and the BoJ will start to withdraw surplus funds from the money markets over the next quarter.

The return of inflation has been the main catalyst for the BoJ's change in policy. CPI data for November 2005 was positive for the first time in five years. Readings in subsequent months were also just above zero. Furthermore, the real estate market has continued to improve.

Over the year, real estate has been the best performing sector, along with other financial sub-sectors. The materials and mining sectors have also done well, reflecting rising global commodity prices. Telecoms, utilities and food were the key underperformers. Crucially, our stock selection was good. To highlight a few of the key contributors, the Fund's real estate related holdings - such as Leopalace21 and Mitsui Fudosan - did particularly well, as did the holding in trading company Itochu. We believe all three of these holdings appear set to continue producing good earnings.

OUTLOOK

We expect that the Japanese market will continue to be underpinned by good fundamentals. We believe earnings growth during the current fiscal year will come in at around +15% and we expect growth of 10-12% in the year to April 2007. However, valuations now look respectable rather than cheap. The price/earnings ratio to April 2006 is 20x, falling to a 17.5x - 18x range to April 2007. These levels are not too expensive for overseas investors, and while they remain net buyers of Japanese equities, we can be quite confident that the market direction will remain positive. The yen has been weak due to the widening interest rate differential and the consequent outflow of funds from Japan. But when the differential peaks, probably later this year, it may be the catalyst that prompts the yen to firm.

INVESTMENT MANAGER PROFILE	Kevin Troup took over the management of the Fund from Michael Thomas in 2001. In 1995, Kevin joined Scottish Life as an investment analyst on the Japanese desk. He was promoted to fund manager in 1997. He joined Martin Currie's Japan team as an investment manager in 2000, becoming a director in 2002.

Kevin manages a range of midcap accounts within the Japan team, and is a co-manager on the Martin Currie Absolute Return Daijiro Fund.

MCBT JAPAN MID CAP FUND

PROFILE AT APRIL 30, 2006

TOP TEN HOLDINGS

% of net assets
Itochu	3.6%
JSR	3.5
Leopalace21	3.4
Aisin Seiki	3.3
Toyota Tsusho	3.2
Mediceo Holdings	3.1
Mitsui Mining & Smelting	2.5
Zeon	2.4
Tokyu Livable	2.3
NOK	2.3

MCBT PAN EUROPEAN MID CAP FUND

PROFILE AT APRIL 30, 2006

OBJECTIVE	Capital appreciation through investment primarily in equity and equity-related securities of midsized companies located in developed European countries, including the United Kingdom.

LAUNCH DATE	June 6, 2002

FUND SIZE	$114.8m

PERFORMANCE	Total return from May 1, 2005 through April 30, 2006

	• MCBT Pan European Mid Cap Fund	+64.6%

	• Morgan Stanley Capital International (MSCI) European Index	+30.6%

Annualized total return from June 6, 2002 through April 30, 2006

	• MCBT Pan European Mid Cap Fund	+31.3%

	• Morgan Stanley Capital International (MSCI) European Index	+17.5%

The graph below (in 000s) represents the annualized total return of the portfolio versus the Morgan Stanley Capital International (MSCI) European Index from June 6, 2002 to April 30, 2006.

Returns and net asset values of Fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is not indicative of future performance. Performance shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(a) Inception date

MCBT PAN EUROPEAN MID CAP FUND

PROFILE AT APRIL 30, 2006

PORTFOLIO COMMENTS	The Fund returned 64.6% over the year, thereby significantly outpacing the benchmark MSCI European Index's return of 30.6%.

This outstanding performance was not due to the much-discussed, liquidity-driven carry trade, which since 2003 has caused risk appetite to improve, and peripheral assets to re-rate, whether they be mid-caps, emerging markets, junk bonds, or commodities. Although this process continued last year, we outperformed through stock picking, rather than thematic factors.

Some of the Fund's top performers over the year may have benefited from the carry trade: Ferrovial's toll road operations benefit from falling yield spreads, while Anglo Irish Bank's property lending activities benefit from rising property prices. But, crucially, the top line of some other key holdings such as Collins Stewart Tullett, Euronext, and London Stock Exchange all benefit from the opposite tendency - rising volatility. And a lot of our other successes have had nothing to do with the carry trade. MLP is active in asset gathering, SGS in testing, DSV in logistics, ISS in cleaning, Buhrmann in office products, Lanxess in chemicals, and Tomra in reverse vending machines. The theme that unites these stocks is that there is no theme. All they have in common is that they are under-researched, undervalued, capable of better earnings than expected by the market, and have been experiencing positive change.

OUTLOOK

Looking at our stock screen, we find that the majority of highest (and lowest) scoring stocks are mid-caps, just as they were when we launched the Fund in June 2002. The Dynamic Stock Matrix is still generating an abundance of attractive investment ideas in the European mid-cap sphere. Mid-caps are still inefficient. Mid-caps still offer you the outliers. We remain confident about European equities, due to the attractive rates at which they can be arbitraged against debt. After initial doubts, the earnings season has been generally good so far, although some analyst forecasts have been raised too fast. This is positive in terms of stock picking, as it increases the dispersion of returns between stocks. In terms of stock picking we are pleased to be generating outperformance in such a wide variety of stocks. The increasing volatility in equity markets offers us excellent stock picking opportunities.

INVESTMENT MANAGER PROFILE	Stewart Higgins joined Martin Currie in 1987. He was a UK portfolio manager for three years. He then moved on to continental Europe in 1990 and has been managing pan-European portfolios since 1997. Stewart works with Dino Fuschillo in managing our European portfolios and co-manages our European mid-cap funds with Eric Woehrling.

Eric Woehrling joined Stewart Ivory in 1997. He worked on the UK and emerging markets desks, before moving to the European desk, where he assisted the management of their European small cap product which received a fund performance award from S&P in 2001. He joined Martin Currie in 2000 to design the European mid-cap products, which he has managed with Stewart Higgins since their launch in June 2002.

MCBT PAN EUROPEAN MID CAP FUND

PROFILE AT APRIL 30, 2006

ASSET ALLOCATION
(% of net assets)

TOP TEN HOLDINGS
BY COUNTRY

		% of net assets
Europe
Petroleum Geo-Services	(Norway)	4.5%
Collins Stewart Tullett	(United Kingdom)	4.2
Euronext	(Netherlands)	4.2
Buhrmann	(Netherlands)	4.1
Grupo Ferrovial	(Spain)	4.0
MAN AG	(Germany)	4.0
Randstad Holding	(Netherlands)	3.9
ProSiebenSat.1 Media	(Germany)	3.7
Prosafe	(Norway)	3.6
DSV	(Denmark)	3.6

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS

APRIL 30, 2006

	Shares	US$ Value
COMMON STOCKS AND RIGHTS† – 98.6%
EUROPE – 60.3%
AUSTRIA – 1.3%
OMV	4,638	$322,465
TOTAL AUSTRIA – (Cost $148,481)		322,465
BELGIUM – 1.9%
KBC Groupe	4,126	478,633
TOTAL BELGIUM – (Cost $326,212)		478,633
FRANCE – 6.5%
Alstom*	4,575	414,417
LVMH Moet Hennessy Louis Vuitton	3,706	390,170
Schneider Electric S.A.	2,693	304,925
Vallourec	416	540,570
TOTAL FRANCE – (Cost $981,342)		1,650,082
GERMANY – 5.4%
Commerzbank AG	11,555	478,880
Fresenius Medical Care AG & Co.	3,147	377,611
RWE	5,981	518,536
TOTAL GERMANY – (Cost $1,011,759)		1,375,027
GREECE – 3.9%
Hellenic Telecommunications Organization SA (OTE)*	12,563	281,170
National Bank of Greece	8,415	417,435
Titan Cement	5,529	281,248
TOTAL GREECE – (Cost $753,158)		979,853
ITALY – 5.4%
Capitalia S.p.A	51,295	445,231
Fiat S.P.A.*	25,883	363,766
UniCredito Italiano	75,756	570,575
TOTAL ITALY – (Cost $1,078,291)		1,379,572
NETHERLANDS – 1.8%
Philips Electronics	13,610	469,610
TOTAL NETHERLANDS – (Cost $353,239)		469,610
NORWAY – 1.6%
Petroleum Geo-Services*	7,012	394,661
TOTAL NORWAY – (Cost $195,454)		394,661

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2006

	Shares	US$ Value
COMMON STOCKS AND RIGHTS† – Continued
EUROPE – Continued
SWEDEN – 5.5%
SKF, Series B	29,227	$502,400
Telefonaktiebolaget LM Ericsson, Series B	103,111	367,098
TeliaSonera	83,037	515,660
TOTAL SWEDEN – (Cost $1,077,218)		1,385,158
SWITZERLAND – 3.8%
ABB*	31,814	454,046
Julius Baer Holding Ltd.	2,619	251,088
Swiss Reinsurance	3,728	272,040
Swiss Reinsurance Rights	3,728	0
TOTAL SWITZERLAND – (Cost $738,619)		977,174
UNITED KINGDOM – 23.2%
BHP Billiton	24,277	499,812
BP	68,471	844,680
GlaxoSmithKline	24,836	704,707
HSBC Holdings PLC	38,699	668,647
InterContinental Hotels Group	21,947	387,007
Old Mutual	112,371	393,947
Prudential	40,000	469,382
Royal Bank of Scotland Group	16,169	528,076
Smiths Group PLC	22,102	410,900
UBS	5,993	710,346
Wolseley	10,059	251,851
TOTAL UNITED KINGDOM – (Cost $4,664,064)		5,869,355
TOTAL EUROPE – (Cost $11,327,837)		15,281,590
JAPAN – 23.9%
Aeon Credit Service	7,800	215,782
Daito Trust Construction	6,200	322,347
Denso	11,300	443,604
Hitachi Construction Machinery	9,100	248,549
Honda Motor	6,500	461,819
JSR	10,100	311,342
Mitsui Sumitomo	28,000	377,464
Nippon Mining Holdings	40,500	374,536
Nomura Holdings	15,900	359,571
Orix	1,400	420,498
Sekisui House	24,000	371,598
Shin-Etsu Chemical	6,400	369,841
Sumitomo Electric Industries	19,200	304,866
Sumitomo Mitsui Financial Group	44	483,028
Takeda Chemical Industries	6,900	421,763

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2006

	Shares	US$ Value
COMMON STOCKS AND RIGHTS† – Continued
JAPAN – Continued
THK	6,900	$225,425
Tokyu	49,000	345,558
TOTAL JAPAN – (Cost $4,524,160)		6,057,591
LATIN AMERICA – 3.0%
BRAZIL – 3.0%
Petroleo Brasileiro, ADR	5,982	531,740
Unibanco - Uniao de Bancos Brasileiros, ADR	2,976	236,146
TOTAL BRAZIL – (Cost $410,931)		767,886
TOTAL LATIN AMERICA – (Cost $410,931)		767,886
NORTH AMERICA – 1.1%
CANADA – 1.1%
Crew Gold Corp.*	115,542	273,856
TOTAL CANADA – (Cost $250,094)		273,856
TOTAL NORTH AMERICA – (Cost $250,094)		273,856
OTHER AREAS – 0.9%
INDIA – 0.9%
Infosys Technologies Limited, ADR	2,741	215,580
TOTAL INDIA – (Cost $210,740)		215,580
TOTAL OTHER AREAS – (Cost $210,740)		215,580
PACIFIC BASIN – 9.4%
AUSTRALIA – 2.2%
Oxiana Limited	218,445	565,936
TOTAL AUSTRALIA – (Cost $323,516)		565,936
INDONESIA – 1.2%
PT Telekomunikasi Indonesia, ADR	8,996	310,362
TOTAL INDONESIA – (Cost $250,862)		310,362
SINGAPORE – 1.8%
Singapore Petroleum	61,000	221,867
Singapore Telecommunications	137,000	237,447
TOTAL SINGAPORE – (Cost $407,884)		459,314
SOUTH KOREA – 2.2%
Kookmin Bank, ADR	3,332	296,715
Samsung Electronics, GDR	711	242,451
TOTAL SOUTH KOREA – (Cost $448,992)		539,166

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2006

	Shares	US$ Value
COMMON STOCKS AND RIGHTS† – Continued
PACIFIC BASIN – Continued
TAIWAN – 2.0%
High Tech Computer	16,000	$511,502
TOTAL TAIWAN – (Cost $172,975)		511,502
TOTAL PACIFIC BASIN – (Cost $1,604,229)		2,386,280
TOTAL COMMON STOCKS AND RIGHTS† – (Cost $18,327,991)		24,982,783
	Principal Amount
SHORT-TERM INVESTMENT – 0.4%
Repurchase Agreement with State Street Bank and Trust, 2.750%, 05/01/2006 (a)	$109,000	109,000
TOTAL SHORT-TERM INVESTMENT – (Cost $109,000)		109,000
TOTAL INVESTMENTS – (Cost $18,436,991) – 99.0%		25,091,783
OTHER ASSETS LESS LIABILITIES – 1.0%		255,893
NET ASSETS – 100.0%		$25,347,676

Notes to Schedule of Investments

†  Percentages of long-term investments are presented in the portfolio by country. Percentages of long-term investments by industry are as follows: Auto Parts 1.8%, Automobiles 3.3%, Banking and Insurance Services 1.9%, Banks 16.4%, Building and Construction 1.5%, Cement 1.1%, Chemicals 1.5%, Distribution Services 1.0%, Diversified 2.0%, Drugs & Health Care 4.4%, Electrical Equipment 2.4%, Electronics 2.8%, Engineering 1.8%, Finance 2.0%, Finance-Credit Cards 0.9%, Financial Services 6.7%, Food & Beverages 1.5%, Hotel & Restaurants 1.5%, Industrial Machinery 0.9%, Industrials 1.6%, Insurance 6.0%, Manufacturing 2.6%, Medical Products 1.5%, Metal Processors & Fabricators 2.0%, Mining 5.3%, Oil-Field Services 1.6%, Oil & Gas 4.6%, Oil Integrated 2.1%, Oil Refining & Marketing 2.4%, Plastics 1.2%, Real Estate 1.3%, Software 0.9%, Steel Pipe & Tube 2.1%, Telecommunications Equipment 1.4%, Telecommunications Services 5.3% and Transportation 1.3%.

*  Non-income producing security.

ADR  American Depositary Receipts

GDR  Global Depositary Receipts

(a)  The repurchase agreement, dated 4/28/2006, due 5/01/2006 with repurchase proceeds of $109,025 is collateralized by United States Treasury Bond, 4.375% due 8/15/2012 with a market value of $112,227.

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

APRIL 30, 2006

	Shares	US$ Value
COMMON STOCKS AND WARRANTS† – 96.6%
AFRICA – 10.7%
SOUTH AFRICA – 10.7%
Bidvest Group*	275,228	$5,030,321
FirstRand	2,871,464	9,456,131
Gold Fields	396,434	9,973,324
Impala Platinum Holdings	44,284	8,396,467
Lewis Group	566,376	5,713,215
Mr. Price Group	372,744	1,354,587
Sasol	144,532	6,081,762
Telkom South Africa	271,427	6,464,590
TOTAL SOUTH AFRICA – (Cost $32,739,924)		52,470,397
TOTAL AFRICA – (Cost $32,739,924)		52,470,397
EUROPE – 16.5%
HUNGARY – 2.9%
MOL Magyar Olaj-es Gazipari Rt.	44,073	5,245,518
OTP Bank, GDR, 144A	119,668	9,106,735
TOTAL HUNGARY – (Cost $8,767,719)		14,352,253
LUXEMBOURG – 2.6%
Tenaris S.A., ADR	157,680	7,237,512
Ternium S.A.*	199,292	5,325,082
TOTAL LUXEMBOURG – (Cost $8,326,652)		12,562,594
POLAND – 2.7%
Bank Zachodni WBK	120,037	7,272,837
Polimex Mostostal Siedlce SA*#	200,683	5,948,777
TOTAL POLAND – (Cost $3,882,871)		13,221,614
RUSSIA – 6.3%
JSC MMC Norilsk Nickel, ADR	50,120	6,615,840
LUKOIL, ADR	114,266	10,352,499
Mobile Telesystems, ADR	177,700	5,803,682
OAO Gazprom, ADR	132,902	6,033,751
ZAO Polyus Gold, ADR*#^	53,371	2,241,582
TOTAL RUSSIA – (Cost $13,328,556)		31,047,354
TURKEY – 2.0%
Ford Otomotiv Sanayi A.S.	379,469	3,787,517
Turkiye Vakiflar Bankasi T.A.O.*	984,909	6,218,518
TOTAL TURKEY – (Cost $7,896,398)		10,006,035
TOTAL EUROPE – (Cost $42,202,196)		81,189,850

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2006

	Shares	US$ Value
COMMON STOCKS AND WARRANTS† – Continued
LATIN AMERICA – 18.2%
BRAZIL – 12.3%
AES Tiete, A Shares#	217,178,000	$6,113,660
Companhia Vale do Rio Doce, ADR	98,144	5,056,379
Cosan Sa Industria Comerico*	92,600	7,125,807
Lojas Renner	142,100	8,136,536
Obrascon Huarte Lain Brasil*	95,900	1,171,294
Petroleo Brasileiro, ADR	138,539	12,314,732
Rossi Residencial S.A.	374,900	3,951,988
Tam S.A.	207,500	5,359,008
Tam S.A., ADR*	187,400	4,713,110
Uniao de Bancos Brasileiros	427,700	6,744,421
TOTAL BRAZIL – (Cost $28,237,179)		60,686,935
MEXICO – 5.9%
Axtel S.A. De C.V*	2,343,200	5,271,803
Cemex, ADR	74,437	5,025,987
Corporacion GEO, Series B*	2,514,400	9,426,018
Grupo Financiero Banorte, Series O	3,553,866	9,263,974
TOTAL MEXICO – (Cost $16,053,729)		28,987,782
TOTAL LATIN AMERICA – (Cost $44,290,908)		89,674,717
MIDDLE EAST – 2.3%
ISRAEL – 2.3%
Bank Hapoalim	1,218,985	6,142,531
Makhteshim-Agan Industries	874,329	5,030,172
TOTAL ISRAEL – (Cost $10,142,355)		11,172,703
TOTAL MIDDLE EAST – (Cost $10,142,355)		11,172,703
NORTH AMERICA – 1.1%
CANADA – 1.1%
Crew Gold Corp*	2,232,658	5,291,824
TOTAL CANADA – (Cost $4,832,651)		5,291,824
TOTAL NORTH AMERICA – (Cost $4,832,651)		5,291,824
OTHER AREAS – 7.4%
INDIA – 7.4%
Bharat Heavy Electrical, American Style call warrants, expiring 1/23/08#^	147,577	7,697,026
Bharti Tele-Ventures, American Style call warrants, expiring 8/10/07*#^	702,227	6,334,720

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2006

	Shares	US$ Value
COMMON STOCKS AND WARRANTS† – Continued
OTHER AREAS – Continued
Housing Development Finance	157,951	$4,538,013
ITC Limited	1,575,525	7,065,300
Oil & Natural Gas	187,647	5,420,449
Tata Consultancy SVS, American Style call warrants, expiring 9/12/07#^	120,976	5,329,186
TOTAL INDIA – (Cost $25,304,375)		36,384,694
INVESTMENT COMPANIES – 0.0%
The China Heartland Fund Ltd.*#^(a)	16,206	61,907
TOTAL INVESTMENT COMPANIES – (Cost $87,627)		61,907
TOTAL OTHER AREAS – (Cost $25,392,002)		36,446,601
PACIFIC BASIN – 40.4%
HONG KONG – 6.8%
China Life Insurance*	6,840,000	9,263,152
China Mobile (Hong Kong)	1,882,500	10,950,273
CNOOC	8,460,000	6,819,677
PetroChina, H Shares	5,694,000	6,279,094
TOTAL HONG KONG – (Cost $23,776,049)		33,312,196
INDONESIA – 1.8%
PT Telekomunikasi Indonesia	10,183,000	8,751,468
TOTAL INDONESIA – (Cost $6,677,329)		8,751,468
SOUTH KOREA – 17.6%
Daelim Industrial	97,540	7,445,802
Hana Financial Group, Inc.	1,037	50,904
Hana Tour Service	175,243	14,231,991
Hynix Semiconductor*	207,770	7,258,293
Hyundai Mipo Dockyard Co. Ltd.	80,200	7,516,624
Inticube*	29	54
Kookmin Bank	90,050	8,067,457
KT&G	121,120	6,780,254
Samsung Electronics	28,346	19,354,139
Samsung Securities	98,370	6,174,198
Woori Finance Holdings	419,530	9,474,119
TOTAL SOUTH KOREA – (Cost $51,759,661)		86,353,835
TAIWAN – 11.6%
High Tech Computer	391,000	12,499,843
Hon Hai Precision Industry	1,361,983	9,241,814

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2006

	Shares	US$ Value
COMMON STOCKS AND WARRANTS† – Continued
PACIFIC BASIN – Continued
Kye Systems	1	$1
MediaTek	432,000	5,043,566
Phoenix Precision Technology Corp.	2,341,000	5,334,128
Taiwan Green Point Enterprises	12	35
Taiwan Semiconductor Manufacturing	5,734,169	12,238,981
Vanguard International	1,509,000	1,125,626
Wistron*	3,917,000	5,107,102
Yuanta Core Pacific Securities	8,450,918	6,462,810
TOTAL TAIWAN – (Cost $38,895,167)		57,053,906
THAILAND – 2.6%
Bangkok Bank Public Co. Ltd.	2,164,400	6,862,872
PTT#	879,800	6,048,186
TOTAL THAILAND – (Cost $12,031,916)		12,911,058
TOTAL PACIFIC BASIN – (Cost $133,140,122)		198,382,463
TOTAL COMMON STOCKS AND WARRANTS† – (Cost $292,740,158)		474,628,555
TOTAL INVESTMENTS – (Cost $292,740,158) – 96.6%		474,628,555
OTHER ASSETS LESS LIABILITIES – 3.4%		16,541,424
NET ASSETS – 100.0%		$491,169,979

Notes to Schedules of Investments

†  Percentages of long-term investments are presented in the portfolio by country. Percentages of long-term investments by industry are as follows: Airlines 2.0%, Automobiles 0.8%, Banks 10.3%, Building & Construction 3.5%, Chemicals 1.0%, Computers 5.5%, Construction 1.0%, Diversified 1.0%, Electric Utilities 1.2%, Electronics 6.1%, Finance 3.9%, Finance & Banking 1.3%, Financial Services 8.0%, Food & Beverages 1.4%, Gas Integral 1.2%, Homebuilders 1.9%, Household Appliances & Home Furnishing 1.2%, Insurance 1.9%, Investment Companies 0.0%, Manufacturing 1.5%, Metals 2.4%, Mining 5.3%, Oil Integrated 7.1%, Oil & Gas 4.8%, Public Thoroughfares 0.2%, Retail 0.3%, Retail Apparel & Shoes 1.7%, Semi-Conductor Manufacturing Equipment 4.2%, Shipbuilding 1.5%, Steel 1.1%, Telecommunications 7.6%, Tobacco 2.8% and Travel Services 2.9%.

*  Non-income producing security.

#  Illiquid security. Some restrictions may apply to the resale of this security due to limited trading volume.

^  Security fair valued using methods determined in good faith by or at the direction of the Trustees (see Note A in Notes to Financial Statements). At April 30, 2006, fair valued securities in the Fund amounted to $21,664,421 or 4.4% of its net assets.

(a)  Martin Currie Investment Management Ltd., an affiliate of Martin Currie Inc., provides investment management services to the The China Heartland Fund Ltd. Martin Currie Inc. does not receive advisory fees on the portion of net assets represented by affiliated investment companies. As of April 30, 2006, trading of shares of The China Heartland Fund Ltd. had been suspended pending liquidation of the entity.

ADR  American Depositary Receipts

GDR  Global Depositary Receipts

144A  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

  MCBT JAPAN MID CAP FUND

SCHEDULE OF INVESTMENTS

APRIL 30, 2006

	Shares	US$ Value
COMMON STOCKS – 98.8%
APPAREL & TEXTILES – 2.1%
Onward Kashiyama	118,000	$1,991,797
AUTO PARTS – 9.1%
Aisin Seiki	84,600	3,179,976
Koyo Seiko	90,900	1,959,861
Nifco	62,400	1,293,321
NOK	71,300	2,166,583
		8,599,741
BANKS – 3.4%
Bank of Yokohama	235,000	1,843,016
Sapporo Hokuyo Holdings	123	1,382,690
		3,225,706
BUILDING AND CONSTRUCTION – 3.5%
Sanwa Shutter	209,000	1,429,860
Taiheiyo Cement	382,000	1,858,587
		3,288,447
CHEMICALS – 2.0%
Daicel Chemical Industries	110,000	944,803
Nitto Denko	11,400	956,132
		1,900,935
COMPUTER SERVICES – 1.6%
TIS	50,400	1,513,793
COMPUTER SOFTWARE – 1.2%
Nomura Research Institute	9,300	1,154,894
COMPUTERS – 0.4%
Miraial Co Ltd	4,300	405,963
COMPUTERS & BUSINESS EQUIPMENT – 3.8%
Hitachi Systems & Services	55,600	1,435,595
OBIC	10,420	2,135,887
		3,571,482
CONSTRUCTION – 0.9%
Daiwa House Industry	53,000	903,465
DRUGS & HEALTH CARE – 0.6%
Hisamitsu Pharmaceutical	20,028	617,383

See Notes to Financial Statements.

  MCBT JAPAN MID CAP FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2006

	Shares	US$ Value
COMMON STOCKS – Continued
ELECTRIC UTILITIES – 1.8%
Yokogawa Electric	110,600	$1,752,272
ELECTRICAL EQUIPMENT – 1.4%
Sumitomo Electric Industries	86,100	1,367,135
ELECTRONICS – 1.6%
Nihon Dempa Kogyo Co Ltd	34,500	1,475,563
FINANCE – 1.0%
Shinko Securities Co Ltd	174,000	924,516
FINANCIAL SERVICES – 4.8%
Credit Saison	36,800	1,929,443
Mitsubishi Securities	104,000	1,638,572
Orix	3,200	961,138
		4,529,153
GENERAL TRADING – 3.6%
Itochu	375,000	3,405,348
HOTELS & RESTAURANTS – 2.0%
Skylark	106,100	1,938,155
IMPORT/EXPORT – 4.2%
Sumitomo	62,534	936,925
Toyota Tsusho	120,100	3,006,060
		3,942,985
INDUSTRIAL GASES – 1.2%
Air Water	115,000	1,176,613
INDUSTRIAL MACHINERY – 2.1%
THK	61,100	1,996,153
INSURANCE – 1.9%
Nipponkoa Insurance	197,000	1,759,531
LEASE RENTAL OBLIGATIONS – 2.1%
Diamond City	37,300	1,998,244
MEDICAL PRODUCTS – 3.1%
Mediceo Holdings Co Ltd	157,900	2,926,000
METAL PROCESSORS & FABRICATORS – 1.2%
NTN	142,000	1,172,265

See Notes to Financial Statements.

  MCBT JAPAN MID CAP FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2006

	Shares	US$ Value
COMMON STOCKS – Continued
METALS – 2.5%
Mitsui Mining & Smelting	341,000	$2,371,861
MISCELLANEOUS – 2.1%
Nippon Sanso Co Ltd	249,000	1,965,933
REAL ESTATE – 11.9%
Arnest One	42,700	1,462,521
Goldcrest	20,980	1,042,874
Leopalace21	83,100	3,240,364
Mitsui Fudosan	85,000	1,903,570
Tokyu Land	169,336	1,441,062
Tokyu Livable	35,600	2,197,936
		11,288,327
RESTAURANTS – 0.8%
Ootoya	60,000	748,782
RETAIL – 5.6%
Edion	81,100	1,962,240
FamilyMart	32,700	947,701
Geo	855	1,869,714
Shimamura Co Ltd	4,200	517,877
		5,297,532
SCHOOLS – 0.7%
Benesse	70	2,539
TAC	117,600	690,945
		693,484
TIRES & RUBBER – 5.9%
JSR	107,800	3,323,040
Zeon	165,000	2,241,734
		5,564,774
TRANSPORTATION – 5.9%
Daihatsu Motor	97,655	1,032,596
Keio Electric Railway	280,000	1,964,783
West Japan Railway	207	919,879
Yamaha Motor	62,900	1,734,563
		5,651,821
WAREHOUSING & HARBOR TRANSPORTATION – 1.4%
Kamigumi	171,000	1,363,615

See Notes to Financial Statements.

  MCBT JAPAN MID CAP FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2006

	Shares	US$ Value
COMMON STOCKS – Continued
WATER – 1.4%
Kurita Water Industries	66,800	$1,361,050
TOTAL COMMON STOCKS† – (Cost $65,928,438)		93,844,718
TOTAL INVESTMENTS – (Cost $65,928,438) – 98.8%		93,844,718
OTHER ASSETS LESS LIABILITIES – 1.2%		1,120,489
NET ASSETS – 100.0%		$94,965,207

See Notes to Financial Statements.

  MCBT PAN EUROPEAN MID CAP FUND

SCHEDULE OF INVESTMENTS

APRIL 30, 2006

	Shares	US$ Value
COMMON STOCKS† – 94.6%
BELGIUM – 2.4%
Delhaize Group	38,366	$2,763,786
TOTAL BELGIUM – (Cost $2,777,490)		2,763,786
BERMUDA – 1.6%
Ship Finance International	107,545	1,831,491
TOTAL BERMUDA – (Cost $2,150,417)		1,831,491
CANADA – 2.2%
Crew Gold*	1,057,020	2,505,338
TOTAL CANADA – (Cost $2,272,338)		2,505,338
DENMARK – 3.6%
DSV	24,931	4,081,140
TOTAL DENMARK – (Cost $1,794,123)		4,081,140
FINLAND – 3.4%
Yit Oyj	139,245	3,928,016
TOTAL FINLAND – (Cost $3,015,473)		3,928,016
FRANCE – 5.9%
Air France – KLM	131,130	3,052,251
Vallourec	2,901	3,769,700
TOTAL FRANCE – (Cost $3,502,929)		6,821,951
GERMANY – 13.5%
Fresenius Medical Care AG & Co	30,099	3,611,604
Lanxess*	95,295	3,897,669
MAN AG	60,373	4,576,851
mobilcom AG	143,921	3,357,244
TOTAL GERMANY – (Cost $11,827,264)		15,443,368
IRELAND – 3.2%
Anglo Irish Bank	222,571	3,670,000
TOTAL IRELAND – (Cost $973,387)		3,670,000
ITALY – 5.4%
Banca Popolare di Milano Scarl	279,744	3,536,310
Fondiaria – Sai S.p.A	65,873	2,597,875
TOTAL ITALY – (Cost $5,764,548)		6,134,185

See Notes to Financial Statements.

    MCBT PAN EUROPEAN MID CAP FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2006

	Shares	US$ Value
COMMON STOCKS† – Continued
NETHERLANDS – 15.3%
Buhrmann	243,061	$4,713,147
Euronext	53,701	4,800,031
Randstad Holding	67,987	4,520,207
Wolters Kluwer NV	137,091	3,571,501
TOTAL NETHERLANDS – (Cost $10,072,728)		17,604,886
NORWAY – 8.1%
Petroleum Geo-Services*	91,270	5,137,009
Prosafe	70,418	4,180,398
TOTAL NORWAY – (Cost $4,516,600)		9,317,407
PORTUGAL – 3.1%
Sonae S.G.P.S., S.A	2,114,092	3,600,638
TOTAL PORTUGAL – (Cost $3,171,340)		3,600,638
SPAIN – 4.0%
Grupo Ferrovial	55,922	4,589,357
TOTAL SPAIN – (Cost $2,135,434)		4,589,357
SWEDEN – 3.2%
Swedish Match	243,138	3,650,820
TOTAL SWEDEN – (Cost $2,925,311)		3,650,820
SWITZERLAND – 10.0%
Julius Baer Holding	41,629	3,991,040
Phonak Holding	57,560	3,573,714
Société Générale de Surveillance	3,954	3,911,916
TOTAL SWITZERLAND – (Cost $9,156,825)		11,476,670
UNITED KINGDOM – 9.7%
British Energy Group PLC*	254,137	3,067,916
Collins Stewart Tullett	368,831	4,825,773
Investec PLC	57,884	3,291,185
TOTAL UNITED KINGDOM – (Cost $7,218,121)		11,184,874
TOTAL COMMON STOCKS† – (Cost $73,274,328)		108,603,927
PREFERRED STOCKS† – 3.7%
GERMANY – 3.7%
ProSiebenSat.1 Media	151,936	4,209,348
TOTAL GERMANY – (Cost $1,968,301)		4,209,348
TOTAL PREFERRED STOCKS† – (Cost $1,968,301)		4,209,348

See Notes to Financial Statements.

    MCBT PAN EUROPEAN MID CAP FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2006

	Principal Amount	US$ Value
SHORT-TERM INVESTMENT – 1.8%
Repurchase Agreement with State Street Bank and Trust, 2.750%, 05/01/2006 (a)	$2,117,000	$2,117,000
TOTAL SHORT-TERM INVESTMENT – (Cost $2,117,000)		2,117,000
TOTAL INVESTMENTS – (Cost $77,359,629) – 100.1%		114,930,275
OTHER ASSETS LESS LIABILITIES – (0.1)%		(103,845)
NET ASSETS – 100.0%		$114,826,430

Notes to Schedule of Investments

†  Percentages of long-term investments are presented in the portfolio by country. Percentages of long-term investments by industry are as follows: Airlines 2.7%, Banks 9.8%, Building and Construction 7.4%, Chemicals 3.4%, Commercial Services 3.4%, Electric Utilities 2.7%, Financial Services 11.2%, Human Resources 3.9%, Insurance 2.3%, Manufacturing 4.0%, Medical Products 6.3%, Mining 2.1%, Multimedia 3.7%, Office Furnishings & Supplies 4.1%, Oil-Field Services 8.1%, Publishing 3.1%, Retail 3.1%, Retail-Grocery 2.4%, Steel Pipe & Tube 3.3%, Telecommunications Services 2.9%, Tobacco 3.2%, Transport Services 1.6% and Transportation 3.6%.

*  Non-income producing security.

(a)  The repurchase agreement, dated 4/28/06, due 5/01/2006 with repurchase proceeds of $2,117,485 is collateralized by United States Treasury Bond, 4.375% due 8/15/2012 with a market value of $2,161,594.

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF ASSETS & LIABILITIES

APRIL 30, 2006

	MCBT Opportunistic EAFE Fund	MCBT Global Emerging Markets Fund	MCBT Japan Mid Cap Fund	MCBT Pan European Mid Cap Fund
ASSETS
Investment in securities, at value:
Unaffiliated issuers	$25,091,783	$474,566,648	$93,844,718	$114,930,275
Affiliated issuers	–	61,907	–	–
Cash	205	43,655	–	15
Foreign currency, at value	186,017	3,797,326	927,736	58,975
Receivable for investments sold	69,001	14,782,070	–	–
Dividends and interest receivable	115,805	817,347	526,195	115,147
Foreign tax reclaims receivable	79,553	–	–	85,843
Prepaid insurance expense	465	11,516	1,963	3,247
TOTAL ASSETS	25,542,829	494,080,469	95,300,612	115,193,502
LIABILITIES
Payable for investments purchased	81,535	1,353,556	–	–
Management fee payable	39,835	895,996	252,480	286,963
Administration fee payable	10,826	29,699	1,256	2,605
Capital gains taxes accrued	–	409,782	–	–
Accrued expenses and other liabilities	62,957	221,457	81,669	77,504
TOTAL LIABILITIES	195,153	2,910,490	335,405	367,072
TOTAL NET ASSETS	$25,347,676	$491,169,979	$94,965,207	$114,826,430
COMPOSITION OF NET ASSETS
Paid-in capital	$34,839,938	$255,123,325	$59,477,214	$55,687,134
Undistributed net investment loss	(494,513)	(563,116)	(789,726)	–
Accumulated net realized gain (loss) on investments
and foreign currency transactions	(15,667,671)	55,007,804	8,318,574	21,564,640
Net unrealized appreciation on investments
and foreign currency	6,669,922	181,601,966	27,959,145	37,574,656
TOTAL NET ASSETS	$25,347,676	$491,169,979	$94,965,207	$114,826,430
SHARES OF BENEFICIAL INTEREST OUTSTANDING*	2,059,281	44,453,987	5,781,730	5,868,759
NET ASSET VALUE PER SHARE	$12.31	$11.05	$16.43	$19.57
Identified cost of investments:
Unaffiliated issuers	$18,436,991	$292,652,531	$65,928,438	$77,359,629
Affiliated issuers	$–	$87,627	$–	$–
Cost of foreign currency	$183,864	$3,754,000	$900,598	$58,564

*  Unlimited number of shares authorized

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 2006

	MCBT Opportunistic EAFE Fund	MCBT Global Emerging Markets Fund	MCBT Japan Mid Cap Fund	MCBT Pan European Mid Cap Fund
INVESTMENT INCOME
Interest income	$13,979	$191,883	$3,803	$36,569
Dividend income	583,760	11,377,869	963,371	2,847,947
Foreign taxes withheld	(47,373)	(888,094)	(67,436)	(241,911)
TOTAL INVESTMENT INCOME	550,366	10,681,658	899,738	2,642,605
EXPENSES
Management fees	160,636	3,122,282	905,686	1,092,077
Custodian fees	114,832	741,218	101,453	139,748
Administration fees	63,786	233,409	72,455	87,365
Audit fees	48,501	48,501	48,501	48,501
Legal fees	5,225	48,834	20,453	13,670
Transfer agent fees	6,105	7,002	6,498	6,335
Trustees' fees	2,687	27,132	7,203	6,775
Miscellaneous expenses	9,057	255,853	24,624	24,966
TOTAL EXPENSES	410,829	4,484,231	1,186,873	1,419,437
NET INVESTMENT INCOME (LOSS)	139,537	6,197,427	(287,135)	1,223,168
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on investments – unaffiliated issuers (net of foreign taxes paid of $1,609, $254,212, $0 and $0, respectively)	5,410,177	96,162,852	12,617,585	29,125,169
Net realized gain on investments – affiliated issuers	–	2,358,185	–	–
Net realized gain (loss) on foreign currency transactions	(58,707)	(1,559,913)	216,276	(38,350)
Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign taxes of $978, ($298,523), $0 and $0, respectively)	3,381,193	125,590,243	23,284,792	25,136,280
Foreign currency	(8,099)	76,913	(238,495)	5,156
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	8,724,564	222,628,280	35,880,158	54,228,255
NET INCREASE IN NET ASSETS FROM OPERATIONS	$8,864,101	$228,825,707	$35,593,023	$55,451,423

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	MCBT Opportunistic EAFE Fund		MCBT Global Emerging Markets Fund
	Year Ended April 30, 2006	Year Ended April 30, 2005	Year Ended April 30, 2006	Year Ended April 30, 2005
NET ASSETS, beginning of year	$29,858,561	$34,797,368	$312,918,246	$461,142,097
NET INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	139,537	421,228	6,197,427	4,418,412
Net realized gain on investments and foreign currency transactions	5,351,470	6,555,084	96,961,124	75,310,560
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	3,373,094	(3,587,199)	125,667,156	(17,803,989)
Net increase in net assets from operations	8,864,101	3,389,113	228,825,707	61,924,983
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(3,098,950)	(653,230)	(6,122,839)	(4,642,185)
Net realized gains	(2,162,509)	(509,345)	(77,343,560)	(74,388,829)
Total distributions	(5,261,459)	(1,162,575)	(83,466,399)	(79,031,014)
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares	–	2,200,000	25,331,257	31,351,598
Reinvestment of distributions to shareholders	5,261,459	871,372	82,924,776	78,678,144
Cost of shares repurchased	(13,374,986)	(10,236,717)	(75,363,608)	(241,147,562)
Total increase (decrease) in net assets from capital share transactions	(8,113,527)	(7,165,345)	32,892,425	(131,117,820)
NET INCREASE (DECREASE) IN NET ASSETS	(4,510,885)	(4,938,807)	178,251,733	(148,223,851)
NET ASSETS, end of year	$25,347,676	$29,858,561	$491,169,979	$312,918,246

Undistributed net investment (loss)	$(494,513)	$(226,701)	$(563,116)	$(1,182,277)
OTHER INFORMATION:
Capital share transactions:
Shares sold	–	212,766	2,540,543	3,285,549
Shares issued in reinvestment of distributions to shareholders	508,845	74,476	9,296,500	9,677,508
Shares repurchased	(1,159,275)	(908,031)	(7,327,630)	(28,998,094)
Net share transactions	(650,430)	(620,789)	4,509,413	(16,035,037)

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	MCBT Japan Mid Cap Fund		MCBT Pan European Mid Cap Fund
	Year Ended April 30, 2006	Year Ended April 30, 2005	Year Ended April 30, 2006	Year Ended April 30, 2005
NET ASSETS, beginning of year	$76,572,693	$112,026,337	$93,954,059	$88,311,916
NET INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	(287,135)	(443,103)	1,223,168	442,166
Net realized gain on investments and foreign currency transactions	12,833,861	21,581,660	29,086,819	21,105,984
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	23,046,297	(17,886,378)	25,141,436	(7,724,945)
Net increase in net assets from operations	35,593,023	3,252,179	55,451,423	13,823,205
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(2,022,044)	(4,021,827)	(1,595,037)	(260,412)
Net realized gains	(10,158,819)	–	(22,179,415)	(12,962,774)
Total distributions	(12,180,863)	(4,021,827)	(23,774,452)	(13,223,186)
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares	5,742,590	37,228,330	6,504,454	11,337,846
Reinvestment of distributions to shareholders	12,051,908	3,821,646	23,774,452	13,223,186
Cost of shares repurchased	(22,814,144)	(75,733,972)	(41,083,506)	(19,518,908)
Total increase (decrease) in net assets from capital share transactions	(5,019,646)	(34,683,996)	(10,804,600)	5,042,124
NET INCREASE (DECREASE) IN NET ASSETS	18,392,514	(35,453,644)	20,872,371	5,642,143
NET ASSETS, end of year	$94,965,207	$76,572,693	$114,826,430	$93,954,059

Undistributed net investment income (loss)	$(789,726)	$120,839	$0	$259,530
OTHER INFORMATION:
Capital share transactions:
Shares sold	351,980	3,005,137	357,138	745,054
Shares issued in reinvestment of distributions to shareholders	792,367	301,392	1,626,160	859,765
Shares repurchased	(1,417,565)	(6,043,337)	(2,353,440)	(1,229,344)
Net share transactions	(273,218)	(2,736,808)	(370,142)	375,475

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING FOR THE PERIOD

	Year Ended April 30, 2006 (2)	Year Ended April 30, 2005 (2)	Year Ended April 30, 2004 (2)	Year Ended April 30, 2003 (2)	Year Ended April 30, 2002
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$11.020	$10.450	$7.630	$9.500	$11.180
Net investment income	0.071	0.119	0.083	0.099	0.136
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.600	0.779	2.985	(1.795)	(1.806)
Total from investment operations	4.671	0.898	3.068	(1.696)	(1.670)
Less distributions:
Net investment income	(1.991)	(0.184)	(0.248)	(0.174)	(0.010)
Net realized gains	(1.390)	(0.144)	0.000	0.000	0.000
Total distributions	(3.381)	(0.328)	(0.248)	(0.174)	(0.010)
Net asset value, end of year	$12.310	$11.020	$10.450	$7.630	$9.500
TOTAL INVESTMENT RETURN (1)	48.23%	8.41%	40.26%	(17.82)%	(14.94)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year	$25,347,676	$29,858,561	$34,797,368	$65,463,644	$118,586,142
Operating expenses to average net assets	1.79%	1.38%	1.28%	1.12%	1.00%
Net investment income to average net assets	0.61%	1.09%	0.91%	1.24%	0.63%
Portfolio turnover rate	81%	103%	82%	104%	75%

(1)  Total return at net asset value assuming all distributions reinvested.

(2)  The per share amounts were computed using an average number of shares outstanding during the year.

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING FOR THE PERIOD

	Year Ended April 30, 2006 (2)	Year Ended April 30, 2005 (2)	Year Ended April 30, 2004 (2)	Year Ended April 30, 2003 (2)	Year Ended April 30, 2002
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$7.830	$8.240	$5.340	$6.670	$5.850
Net investment income	0.149	0.104	0.058	0.055	0.110
Net realized and unrealized gain (loss) on investments and foreign currency transactions	5.347	1.487	2.842	(1.350)	0.710
Total from investment operations	5.496	1.591	2.900	(1.295)	0.820
Less distributions:
Net investment income	(0.167)	(0.118)	0.000	(0.035)	0.000
Net realized gains	(2.109)	(1.883)	0.000	0.000	0.000
Total distributions	(2.276)	(2.001)	0.000	(0.035)	0.000
Net asset value, end of year	$11.050	$7.830	$8.240	$5.340	$6.670
TOTAL INVESTMENT RETURN (1)	77.13%	18.41%	54.31%	(19.39)%	14.02%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year	$491,169,979	$312,918,246	$461,142,097	$326,580,104	$468,682,829
Operating expenses to average net assets	1.13%	1.16%	1.10%	1.13%	1.08%
Net investment income to average net assets	1.56%	1.25%	0.78%	0.99%	1.03%
Portfolio turnover rate	102%	93%	107%	139%	149%

(1)  Total return at net asset value assuming all distributions reinvested.

(2)  The per share amounts were computed using an average number of shares outstanding during the year.

See Notes to Financial Statements.

MCBT JAPAN MID CAP FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING FOR THE PERIOD

	Year Ended April 30, 2006 (2)	Year Ended April 30, 2005 (2)	Year Ended April 30, 2004 (2)	Year Ended April 30, 2003 (2)	Year Ended April 30, 2002 (2)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$12.650	$12.740	$6.830	$7.940	$9.260
Net investment loss	(0.046)	(0.046)	(0.038)	(0.021)	(0.052)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	5.826	0.471	6.034	(1.089)	(1.123)
Total from investment operations	5.780	0.425	5.996	(1.110)	(1.175)
Less distributions:
Net investment income	(0.332)	(0.515)	(0.086)	0.000	(0.031)
Net realized gains	(1.668)	0.000	0.000	0.000	(0.114)
Total distributions	(2.000)	(0.515)	(0.086)	0.000	(0.145)
Net asset value, end of year	$16.430	$12.650	$12.740	$6.830	$7.940
TOTAL INVESTMENT RETURN (1)	46.96%	3.33%	87.99%	(13.98)%	(12.54)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year	$94,965,207	$76,572,693	$112,026,337	$80,167,912	$74,107,271
Operating expenses to average net assets	1.31%	1.32%	1.30%	1.31%	1.31%
Net investment loss to average net assets	(0.32)%	(0.37)%	(0.39)%	(0.29)%	(0.62)%
Portfolio turnover rate	56%	99%	125%	105%	82%

(1)  Total return at net asset value assuming all distributions reinvested.

(2)  The per share amounts were computed using an average number of shares outstanding during the year.

See Notes to Financial Statements.

MCBT PAN EUROPEAN MID CAP FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING FOR THE PERIOD

	Year Ended April 30, 2006 (3)		Year Ended April 30, 2005 (3)	Year Ended April 30, 2004 (3)	Period Ended April 30, 2003* (3)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$15.060		$15.060	$9.680	$10.000
Net investment income	0.191	(6)	0.072	0.026	0.006
Net realized and unrealized gain (loss) on investments and foreign currency transactions	8.222		2.400	5.427	(0.326)
Total from investment operations	8.413		2.472	5.453	(0.320)
Less distributions:
Net investment income	(0.262)		(0.049)	(0.073)	0.000
Net realized gains	(3.641)		(2.423)	0.000	0.000
Total distributions	(3.903)		(2.472)	(0.073)	0.000
Net asset value, end of period	$19.570		$15.060	$15.060	$9.680
TOTAL INVESTMENT RETURN (1)	64.64%		16.07%	56.37%	(3.20	)%(4)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period	$114,826,430		$93,954,059	$88,311,916	$60,447,926
Operating net expenses to average net assets (2)	1.30%		1.37%	1.38%	1.36	%(5)
Operating gross expenses to average net assets (2)	1.30%		1.37%	1.38%	1.37	%(5)
Net investment income to average net assets	1.12	%(6)	0.47%	0.20%	0.08	%(5)
Portfolio turnover rate	104%		119%	109%	149%

*  Fund commenced operations on June 6, 2002.

(1)  Total return at net asset value assuming all distributions reinvested.

(2)  In accordance with the agreement, State Street waived the minimum requirements of its administration fees for the first six months of operations. There was no waiver after April 30, 2003.

(3)  The per share amounts were computed using an average number of shares outstanding during the period.

(4)  Periods less than one year are not annualized.

(5)  Annualized.

(6)  Net investment income per share and the net investment income to average net assets ratio includes non-recurring dividend income amounting to $0.108 and 0.63%, respectively.

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

NOTE A - ORGANIZATION

Martin Currie Business Trust ("MCBT") (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust on May 20, 1994. The Trust currently offers four funds which have differing investment objectives and policies: MCBT Opportunistic EAFE Fund (the "Opportunistic EAFE Fund"), MCBT Global Emerging Markets Fund (the "Global Emerging Markets Fund"), MCBT Japan Mid Cap Fund (the "Japan Mid Cap Fund"), and MCBT Pan European Mid Cap Fund (the "Pan European Mid Cap Fund") (each a "Fund" and collectively, the "Funds"). On April 5, 2000 and June 10, 2003, the Trust's Board of Trustees authorized the creation of the MCBT All Countries World ex U.S. Fund and the MCBT Global Equity Fund, respectively, neither of which has commenced operations. The Opportunistic EAFE Fund, the Global Emerging Markets Fund, the Japan Mid Cap Fund, and the Pan European Mid Cap Fund commenced investment operations on July 1, 1994, February 14, 1997, August 15, 1994 and June 6, 2002, respectively. The Funds' Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and income and expenses at the date of the financial statements. Actual results could differ from these estimates.

Valuation of Investments - The Funds' portfolio securities traded on a securities exchange are valued at the last quoted sale price, or, if no sale occurs, at the mean of the most recent quoted bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked prices. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Prices for securities which are primarily traded in foreign markets are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Short-term securities and debt securities with a remaining maturity of 60 days or less are valued at their amortized cost. Securities for which current market quotations are unavailable, quotations are not deemed by the investment manager to be representative of market value or significant events occurred after the close of the relevant market but prior to the close of markets in the United States of America are valued at fair value as determined in good faith by the Trustees of the Trust ("Trustees"), or by persons acting pursuant to procedures established by the Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. At April 30, 2006, fair valued securities in the Global Emerging Markets Fund amounted to $21,664,421, or 4.4% of its net assets. The value of such securities may differ from the value that would be realized if the securities were sold.

Repurchase Agreements - In connection with transactions in repurchase agreements, the Funds' custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings that could delay or increase the cost of such realization or retention.

Investment Transactions - Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses from security transactions are determined on the basis of identified cost.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

Investment Income - Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date and as soon as the Fund is informed of such dividends. Interest income is recorded daily on the accrual basis and includes accretion of discount and amortization of premium on investments. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Foreign Currency Translations - The records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on a daily basis when a Fund's net asset value is determined. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions.

Each Fund may realize currency gains or losses between the trade and settlement dates on security transactions. To minimize such currency gains or losses, the Fund may enter into forward foreign currency contracts ("Forward").

The net U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of Forwards, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, and are included with the net realized and unrealized gain or loss on investment securities.

Forward Foreign Currency Contracts - A Forward is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily at the prevailing forward exchange rate of the underlying currencies and the change in the market value is recorded by the Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Funds may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. At April 30, 2006, none of the Funds had open Forwards.

Although Forwards limit the risk of loss due to a decline in the value of hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to additional risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Equity Linked Securities - Each Fund may invest in equity-linked securities such as linked participation notes, equity swaps and zero-strike options and securities warrants. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or a single stock. These securities may be used by a Fund to gain exposure to countries that place restrictions on investments by foreigners. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligation under the terms of the arrangement with the counterparty. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments. In addition, equity-linked securities may be considered illiquid and subject to each Fund's restrictions on investments in illiquid securities.

At April 30, 2006, the Global Emerging Markets Fund held equity-linked American style call warrants through Morgan Stanley & Co. ("MS&Co."), the issuer. Under the terms of the agreements, each warrant entitles the Fund to receive from MS&Co. an amount in U.S. dollars linked to the performance of specific equity shares.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

Indemnifications - Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

Expenses - Expenses directly attributable to each Fund are charged to the respective Fund. Expenses not directly attributable to a particular Fund are either split evenly among the affected Funds, allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the Trustees may direct or approve.

Distributions to Shareholders - Each Fund declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. All distributions will be reinvested in shares of the respective Fund at the net asset value unless the shareholder elects in the subscription agreement to receive cash. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for passive foreign investment companies (PFIC's), foreign currency transactions, losses deferred due to wash sales, post October 31 losses, capital loss carryforwards, and excise tax regulations. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. Distributions are recorded on the ex-dividend date.

The components of distributable earnings (accumulated losses) at April 30, 2006 on a tax basis and the tax character of distributions during fiscal 2006 and 2005 were as follows:

			2006		2005
Fund	Tax Basis Undistributed Ordinary Income	Tax Basis Undistributed Long-Term Gain	Distributions From Ordinary Income	Distributions From Long-Term Gain	Distributions From Ordinary Income	Distributions From Long-Term Gain
Opportunistic EAFE Fund	$–	$–	$3,098,949	$2,162,510	$653,230	$509,345
Global Emerging Markets Fund	25,232,508	38,535,856	26,706,462	56,759,937	12,126,327	66,904,687
Japan Mid Cap Fund	3,291,374	6,452,447	2,915,057	9,265,806	4,021,827	–
Pan European Mid Cap Fund	12,806,409	8,905,635	9,217,848	14,556,604	1,945,886	11,277,300

Income Taxes - Each Fund of the Trust is treated as a separate entity for U.S. federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their taxable income, including realized capital gains, if any, for the fiscal year. In addition, by distributing substantially all of their net investment income, realized capital gains and certain other amounts, if any, during the calendar year, the Funds will not be subject to a federal excise tax.

Each Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

The Global Emerging Markets Fund was subject to a 0.38% Contribucao Provisoria sobre Movimentacoes Financeiras (CPMF) transaction tax levied by the Brazilian government on certain foreign exchange transactions. Net realized gain (loss) from foreign currency transactions for the year ended April 30, 2006 includes $63,049 of such taxes.

As of April 30, 2006, the following Funds had realized capital loss carry-forwards, for U.S. federal income tax purposes, available to be used to offset future realized capital gains to the extent provided by regulations:

Fund	Expiring April 30, 2010	Expiring April 30, 2011	Expiring April 30, 2012
Opportunistic EAFE Fund	$12,276,740	$3,069,185	$288,029
Global Emerging Markets Fund	8,073,869	–	–

As of April 30, 2006, the following Funds utilized capital loss carry-forwards for U.S. federal income tax purposes:

Fund	Capital Loss Carry- Forwards Utilized
Opportunistic EAFE Fund	$3,069,185
Global Emerging Markets Fund	5,288,940

As of April 30, 2006, the Fund elected for federal income tax purposes to defer the following current year post October 31 losses as though the losses were incurred on the first day of the next fiscal year:

Fund	Post October Capital Loss	Post October Currency Loss
Global Emerging Markets Fund	–	621,581

NOTE C - AGREEMENTS AND FEES

The Trust has entered into an Advisory Agreement with Martin Currie Inc. (the "Investment Manager"), a wholly-owned subsidiary of Martin Currie Limited, for each Fund. Under the Advisory Agreement, the Investment Manager provides investment management, advisory and certain administrative services to each Fund, for which each Fund pays the Investment Manager a management fee computed daily and paid quarterly based on the Fund's average net assets at the annual rates listed below:

Fund	Management Fee
Opportunistic EAFE Fund	0.70%
Global Emerging Markets Fund	0.80%
Japan Mid Cap Fund	1.00%
Pan European Mid Cap Fund	1.00%

State Street Bank and Trust Company (the "Administrator" or "State Street") serves as administrator, custodian, transfer agent and dividend paying agent of the Trust. The Administrator performs certain administrative services for the Trust. Each Fund pays State Street, as administrator, a fee at the rate of 0.08% of its average net assets up to $125 million, 0.06% of the next $125 million, and 0.04% of those assets in excess of $250 million, subject to certain minimum requirements, plus certain out of pocket costs.

In addition, State Street receives $8,000 per Fund per year for performing additional services related to the preparation of the quarterly Schedule of Investments on Form N-Q. The Trust has adopted a distribution servicing plan in accordance with Rule 12b-1 under the 1940 Act for each Fund. The plan authorizes the Investment Manager to spend an amount

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

of the management fee it collects for activities or services primarily intended to result in the sale of Fund shares or providing personal services to Fund shareholders.

Trustees of the Trust who are not interested persons receive aggregate annual fees of $50,000 ($25,000 per Trustee). The Fund does not compensate its officers or interested trustees.

NOTE D - INVESTMENT TRANSACTIONS

Excluding short-term investments and including in-kind redemptions, if any, each Fund's purchases and sales of investments for the year ended April 30, 2006 were as follows:

Fund	Cost of Purchases	Proceeds from Sales
Opportunistic EAFE Fund	$18,021,767	$31,360,931
Global Emerging Markets Fund	395,735,369	437,591,579
Japan Mid Cap Fund	49,919,990	69,329,756
Pan European Mid Cap Fund	111,529,197	145,225,908

The identified cost of investments in securities and repurchase agreements owned for federal income tax purposes and their respective gross unrealized appreciation and depreciation at April 30, 2006 were as follows:

	Identified	Gross Unrealized		Net Unrealized
Fund	Cost	Appreciation	Depreciation	Appreciation
Opportunistic EAFE Fund	$18,965,222	$6,179,720	$53,159	$6,126,561
Global Emerging Markets Fund	293,368,381	183,118,054	1,857,880	181,260,174
Japan Mid Cap Fund	68,143,413	25,817,733	116,428	25,701,305
Pan European Mid Cap Fund	77,507,033	38,178,187	754,945	37,423,242

The net unrealized appreciation/(depreciation) on foreign currency transactions at April 30, 2006 on a federal income tax basis for each Fund was the same as book.

NOTE E - PRINCIPAL SHAREHOLDERS

The table below shows the number of shareholders each owning greater than 5% of the outstanding shares of a Fund as of April 30, 2006 and the total percentage of shares of the Fund held by such shareholders:

	5% or Greater Shareholders
Fund	Number	% of Shares
Opportunistic EAFE Fund	4	90.68%
Global Emerging Markets Fund	4	89.92
Japan Mid Cap Fund	4	86.25
Pan European Mid Cap Fund	3	81.50

NOTE F - CONCENTRATION OF RISK

Each Fund will invest extensively in foreign securities (i.e., those which are not listed on a United States securities exchange). Investing in foreign securities involves risks not typically found in investing in U.S. markets. These include risks of adverse change in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments and capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. All of the Funds are subject to foreign risk and may experience more rapid and extreme changes in value than Funds investing solely in the United States. This is because the securities markets of many

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

foreign countries are relatively small, with a limited number of companies representing a small number of industries. Furthermore, issuers of foreign securities are subject to different and often less comprehensive, accounting, reporting and disclosure requirements than U.S. issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and the U.S. securities market.

The risks of investing in foreign securities may be heightened in the case of investments in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization, restrictions on foreign ownership, imposition of withholding taxes on dividend or interest payments and capital gains, or prohibitions on repatriation of assets, and may have less protection for property rights than more developed countries. Political change or instability may adversely affect the economies and securities markets of such countries. The economies of individual countries may differ favorably or unfavorably and significantly from the U. S. economy in such respects as growth of gross domestic product or gross national product, diversification, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, dependence on foreign assistance, vulnerability to change in trade conditions, structural unemployment and balance of payments position.

NOTE G - LINE OF CREDIT

The Trust participates in an unsecured, uncommitted line of credit agreement with State Street expiring November 3, 2006. Under the terms of the agreement, each Fund is permitted to borrow, subject to the limitations set forth in the Trust's Private Placement Memorandum, Statement of Additional Information and the 1940 Act, amounts that, in the aggregate for all Funds, will not exceed $50,000,000. The Trust pays an annual commitment fee of $5,000 which is allocated evenly to the participating Funds. Borrowings are charged interest at an annual rate equal to the then prevailing Federal Funds rate plus 0.75%, which is borne by each respective borrowing Fund. As of April 30, 2006, there were no outstanding borrowings. During the year ended April 30, 2006, the Funds did not have any significant borrowings or allocated fees, except for Global Emerging Markets Fund which had average outstanding borrowings during the period utilized of $9,994,286, for which the Fund paid $18,209 in interest charges at an average interest rate of 4.68%.

NOTE H - TRANSACTIONS WITH "AFFILIATES"

The term "affiliate" includes companies in which there is a direct or indirect (a) ownership of, control of or voting power over 5 percent or more of the outstanding voting shares or (b) control of, or by, or common control under, another company or persons. Transactions with affiliates by the Global Emerging Markets Fund for the year ended April 30, 2006 were as follows:

	Value at	Purchase		Sales		Value at
Affiliate	4/30/05	Cost	Shares	Cost	Shares	4/30/06
Taiwan Opportunities Fund Ltd.	$6,042,003	$–	–	$5,000,181	496,467	$0
The China Heartland Fund Ltd.	62,393	–	–	–	–	61,907
Total	$6,104,396	$–	–	$–	–	$61,907

There was no investment income earned from these securities by the Fund during the year ended April 30, 2006.

Report of Independent Registered Public Accounting Firm

To the Trustees of the Martin Currie Business Trust and Shareholders of the
Opportunistic EAFE Fund,
Global Emerging Markets Fund,
Japan Mid Cap Fund, and
Pan European Mid Cap Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Opportunistic EAFE Fund, Global Emerging Markets Fund, Japan Mid Cap Fund, and Pan European Mid Cap Fund, each a Fund of the Martin Currie Business Trust (the "Trust") at April 30, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 28, 2006

MARTIN CURRIE BUSINESS TRUST

OTHER INFORMATION (Unaudited)

ADDITIONAL FEDERAL TAX INFORMATION

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended April 30, 2006. The Funds received income from foreign sources and paid taxes to foreign countries as follows:

Fund	Foreign Source Income	Foreign Taxes Paid
Opportunistic EAFE Fund	$583,760	$47,373
Global Emerging Markets Fund	9,969,403	807,896
Japan Mid Cap Fund	963,371	67,436
Pan European Mid Cap Fund	2,847,947	241,911

The Funds designate long-term capital gain dividends for purposes of the dividends paid deduction as follows:

Fund	Long-Term Capital Gain Distribution Amount
Opportunistic EAFE Fund	$2,162,509
Global Emerging Markets Fund	56,759,937
Japan Mid Cap Fund	9,265,806
Pan European Mid Cap Fund	14,556,604

Percentage of ordinary distributions which qualify for the corporate dividend received deduction:

Fund	Percentage
Global Emerging Markets Fund	2.29%

Quarterly Schedule of Investments

Each Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third fiscal quarters of each fiscal year. The Funds' Forms N-Q are available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to the Funds' portfolio securities is available (1) without charge, upon request, by calling toll-free 1-866-480-1888 (Attention: Jamie Sandison); and (2) on page 8 of the Trust's Statement of Additional Information dated August 31, 2005, which is available on the website of the Securities and Exchange Commission at http://www.sec.gov.

Availability of Proxy Voting Record

Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-866-480-1888 (Attention: Jamie Sandison); and (2) on the website of the Securities and Exchange Commission at http://www.sec.gov.

Shareholder Expenses

As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

MARTIN CURRIE BUSINESS TRUST

OTHER INFORMATION (Unaudited)

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value at the end of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

"Expenses Paid During Period" include amounts reflected in the Funds' Statement of Operations net of reimbursement by the investment advisor. Please note that the expenses do not reflect shareholder transaction costs such as sales charges or redemption fees. The second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2005	Ending Account Value April 30, 2006	Expenses Paid During Period* November 1, 2005 through April 30, 2006
Actual
Opportunistic EAFE Fund	$1,000.00	$1,330.20	$10.40
Global Emerging Markets Fund	1,000.00	1,478.60	6.64
Japan Mid Cap Fund	1,000.00	1,244.30	6.84
Pan European Mid Cap Fund	1,000.00	1,455.10	7.61
Hypothetical (assuming a 5% return before expenses)
Opportunistic EAFE Fund	$1,000.00	$1,015.87	$9.00
Global Emerging Markets Fund	1,000.00	1,019.44	5.41
Japan Mid Cap Fund	1,000.00	1,018.70	6.16
Pan European Mid Cap Fund	1,000.00	1,018.60	6.26

*  Expenses are equal to the Funds' annualized expense ratio of 1.80%, 1.08%, 1.23% and 1.25%, respectively, multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half year divided by 365 days in the current year.

TRUSTEES AND OFFICERS

Information about the Trust's Trustees and officers appears below. There is no limit to the term a Trustee may serve. The President, Treasurer and Clerk are elected annually. Other officers may be elected or appointed by the Trustees at any time. The address of each Trustee and officer is c/o Martin Currie Inc., Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EH1 2ES. The Funds' Statement of Additional Information has further information about the Trustees and is available without charge by calling 1-866-480-1888.

Interested Trustee

The Trustee below is an "interested person" (as defined by the Investment Company Act of 1940) in that he is an employee of Martin Currie Inc., the investment adviser to each Fund.

Name and Age	Position(s) Held with Fund	Position Held Since	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupations During Past Five Years (1)	Other Directorships (2)
Timothy J.D. Hall 44	Trustee and President	2000	4	Member of the main board of Martin Currie Ltd., (parent company); Director and Vice President of Martin Currie Inc. (investment adviser); Director of the following companies: Martin Currie Investment Management Ltd., (investment adviser); Martin Currie Global Investors Ltd., (investment adviser); Martin Currie Services Ltd., (investment management); Martin Currie Management Ltd., (investment management); Martin Currie Trustees Ltd., (trustee company); Moorgate Investment Management Ltd.; Edinburgh International Investment Trust Ltd.; The Western Canada Investment Company Ltd.; and Thornhill Holdings Ltd.	None

Non-Interested Trustees

Each Trustee below is not an "interested person" (as defined by the Investment Company Act of 1940).

Name and Age	Position(s) Held with Fund	Position Held Since	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupations During Past Five Years (1)	Other Directorships (2)
Simon D. Eccles 71	Trustee	1994	4	Director of 10/10 Digital Ltd. (consultancy); Director, Sherrill House, Inc. (not-for-profit nursing home). Formerly: Chairman of, Consultant to and Director of BFS Absolute Trust PLC (closed-end fund); Chairman of Venturi Investment Trust (closed-end fund).	None

Patrick R. Wilmerding 63	Trustee	1994	4	Self-employed investment manager; Director of The Providence Journal (newspaper). Formerly: Director of Lenox Capital (private equity firm); and Division Executive of The First National Bank of Boston (bank).	None

Officers (Other than Officers Who Are Also Trustees)

Name and Age	Position(s) Held with Fund	Position Held Since	Principal Occupations During Past Five Years (1)
Ralph M. Campbell 39	Vice President and Treasurer	2005	Director & company secretary of Martin Currie Ltd. and the group of companies owned by Martin Currie Ltd. Director and company secretary of Martin Currie Investment Management Ltd.; Director and company secretary of Martin Currie Trustees Ltd.; Director of Martin Currie Services Ltd.; Director and company secretary of Martin Currie Management Ltd.; President and Director of Martin Currie (Bermuda) Ltd.; Director and company secretary of Moorgate Investment Management Ltd.; Director and company secretary of Western Canada Investment Company Ltd.; company secretary of the following companies: Martin Currie Inc.; Martin Currie Global Investors Ltd.; Edinburgh International Investment Trust Ltd.; and Scottish Unit Managers Ltd. Formerly: Director of Finance of GE Capital Auto Financing.

Keith Swinley 44	Vice President and Chief Compliance Officer	2005	Compliance officer for the group of companies owned by Martin Currie Ltd; Director of Martin Currie Investment Management Ltd.; Director and company secretary of Martin Currie Services Ltd.; and company secretary of Martin Currie Unit Trusts Ltd.

Lorraine McFarlane 43	Clerk	2002	Senior Compliance Analyst, Martin Currie Investment Management Ltd. (investment management).

  (1)  Previous positions during the past five years with any of the group of companies owned by Martin Currie Ltd. are omitted if not materially different from the positions listed.

  (2)  Indicates other directorships held by a Trustee with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

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MARTIN CURRIE BUSINESS TRUST

TRUSTEES AND OFFICERS

Timothy J.D. Hall, Trustee and President *

Simon D. Eccles, Trustee

Patrick R. Wilmerding, Trustee

Ralph M. Campbell, Vice President and Treasurer

Keith Swinley, Vice President and Chief Compliance Officer

Lorraine McFarlane, Clerk

* Interested Trustee

INVESTMENT MANAGER

Martin Currie Inc.
Saltire Court
20 Castle Terrace
Edinburgh EH1 2ES
Scotland
011-44-131-229-5252

Authorized and regulated by Financial Services Authority

Registered Investment Adviser with the SEC

The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors. Shares of the Martin Currie Business Trust may be issued and sold solely in private transactions which do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act of 1933. Investments in the Trust may only be made by individuals who are accredited investors within the meaning of Regulation D of the 1933 Act.

Item 2. Code of Ethics.

(a)                     As of April 30, 2006, the registrant has adopted a code ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)                      Not applicable.

(c)                       The registrant did not amend its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)                      The registrant did not grant a waiver (including an implicit waiver) from a provision of its Code of Ethics during the period.

(e)                       Not applicable.

(f)                         The registrant’s Code of Ethics is attached hereto as an exhibit.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant oversees the accounting and financial reporting of the registrant and the audits of the financial statements of the registrant.  The Trustees of the registrant who are “independent,” as such term is defined in Item 3(a)(2) of this Form N-CSR (the “Independent Trustees”), review the arrangements for and the results of the annual audit and discuss with the registrant’s independent auditors matters relating to the registrant’s financial statements.  The registrant’s Board of Trustees has determined that the registrant does not have an “audit committee financial expert” (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002).  The registrant’s Board believes that the Independent Trustees collectively possess the knowledge and experience necessary to execute the Board’s audit oversight functions and duties.  In reaching this conclusion, the Board considered the knowledge and experience of each of the Independent Trustees, including their service on the Board since 1994, and the institutional nature of the registrant (shares of which may be sold only in private transactions to “accredited investors”).

Item 4. Principal Accountant Fees and Services.

(a) - (d)

Fees for Services Rendered to the Registrant

Fiscal Year Ended 4/30	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2005	$127,800	$26,400	$28,000	$0
2006	$139,300	$0	$28,540	$0

Audit Fees shown above represent fees and expenses for services provided for the fiscal year indicated (and not the fees and expenses billed during such year).  The amount shown above for 2006 represents an estimate for expenses.

Audit-Related Fees for 2005 represent fees and expenses for services rendered to the registrant during the fiscal year for the performance of agreed upon procedures with respect to the registrant’s semi-annual financial statements.

Tax Fees represent fees and expenses for services rendered to the registrant for tax return review and signing and review of required income and capital gains distribution calculations.  The amounts shown above represent fees and expenses billed during the fiscal year indicated above.

(e)(1) The registrant’s Board of Trustees has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Board pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Board who is an Independent Trustee is authorized to pre-approve a proposed engagement that arises between regularly scheduled Board meetings and that needs to commence prior to the next regularly scheduled meeting. Such Independent Trustee must report to the full Board at its next regularly scheduled meeting on the pre-approval decision.  The pre-approval procedures also provide that certain specific types of engagements in amounts less than $10,000 are pre-approved without further action of the Board.

(e)(2) Not applicable.

(f) Not applicable.

(g)

Fiscal Year	Aggregate Non-Audit Fees
2005	$28,000
2006	$28,540

The amounts set out above represent the aggregate non-audit fees (excluding the audit-related fees disclosed above) billed by the registrant’s accountant to the registrant.  The registrant’s accountant did not render non-audit services to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h) Not applicable.  The registrant’s accountant did not render non-audit services to the registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)  The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that, to the best of their knowledge, the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)  There have been no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act)  that occurred during the registrant’s second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics.

(a)(2) Certifications required by Rule 30a-2(a) under the Act.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARTIN CURRIE BUSINESS TRUST

By:	/s/ Timothy J.D. Hall
Name: Timothy J.D. Hall
Title: President
Date: July 11, 2006

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: July 11, 2006	By:	/s/ Timothy J.D. Hall
Name: Timothy J.D. Hall
Title: President

Date: July 11, 2006	By:	/s/ Ralph Campbell
Name: Ralph Campbell
Title: Treasurer

EXHIBIT LIST

11(a)(1)	Code of Ethics.
11(a)(2)(i)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act.
11(a)(2)(ii)	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act.